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                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1996
                 FOR JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS

     On November 5, 1996, the Board of Trustees of the Jackson National Capital Management Funds approved a Plan of Liquidation for the Funds. Pursuant to the Plan, shareholders who have not voluntarily redeemed their holdings prior to December 20, 1996 will have their shares liquidated. In accordance with the Board's approval of the Plan, sales of shares of the Funds will be terminated effective November 5, 1996, except sales to certain qualified accounts, which will be terminated no later than December 18, 1996.

     Jackson National Financial Services, Inc. has agreed to reimburse, within a reasonable period of time after redemption, each shareholder of record as of November 5, 1996 or thereafter for the amount by which such shareholder's redemption proceeds are less than the total amount of such shareholder's purchase payments (including sales loads paid), less any prior redemptions.

     Shareholders with an account that includes tax-qualified monies should consult their tax adviser and should provide instructions to their registered representative or the Fund regarding the treatment of the liquidating distribution so that, to the extent possible, the distribution is characterized as a tax-free distribution.

This Supplement is dated November 14, 1996.